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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.


                Date of Report (Date of Earliest Event Reported):

                                February 10, 2004


                            MONRO MUFFLER BRAKE, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)




New York                            0-19357                      16-0838627
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(State of Incorporation)    (Commission File Number)          (I.R.S. Employer
                                                             Identification No.)




200 Holleder Parkway, Rochester, New York                          14615
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(Address of Principal Executive Offices)                         (Zip Code)




Registrant's telephone number, including area code             (585) 647-6400
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Item 5. Other Events.
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On February 10, 2004, Monro Muffler Brake, Inc. announced the execution of a definitive Asset Purchase Agreement with privately-held Atlantic Automotive Corp. (doing business as Mile One Automotive) and Mr. Tire, Inc., a wholly-owned subsidiary of Atlantic Automotive, for the purchase of certain assets of Mr. Tire, including Mr. Tire's leasehold interests in 36 locations. The leased locations include 26 tire and automotive repair shops in the areas of Baltimore, Maryland and Arlington, Virginia, and 10 tire kiosks located in Mile One automobile dealerships in the Baltimore, Maryland area. The complete text of the press release issued by the Company is attached hereto as Exhibit 99.1 of this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c) The following is a list of exhibits furnished with this Current Report on Form 8-K:

Exhibit No.                Description
-----------                -----------

99.1                       Press Release
                           dated February 10, 2004


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MONRO MUFFLER BRAKE, INC.
                                     -------------------------
                                          (Registrant)






February 17, 2004                    By:  /s/ John W. Van Heel
                                          -------------------------------
                                     John W. Van Heel
                                     Vice President-Finance